UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 23, 2019

Date of Report (Date of earliest event reported)

FUNKO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38274	35-2593276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2802 Wetmore Avenue

Everett, Washington 98201

(Address of Principal Executive Offices) (Zip Code)

(425) 783-3616

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FNKO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

On September 23, 2019, Funko Acquisition Holdings, L.L.C., Funko Holdings LLC, Funko, LLC, Loungefly, LLC and Funko Games, LLC (collectively, the “Borrowers”), each a wholly owned indirect or direct subsidiary of Funko, Inc. (the “Company”), entered into a Second Amendment to the Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of October 22, 2018 and amended February 11, 2019 (the “Credit Agreement”), among the Borrowers party thereto, each lender from time to time party thereto and PNC Bank, National Association, as administrative Agent and collateral agent.

The Amendment extends the maturity date of the term loans and revolving credit facility under the Credit Agreement to September 23, 2024, reduces the interest margin applicable to all loans under the Credit Agreement by 0.75% and reduces certain fees incurred under the Credit Agreement. Pursuant to the Amendment, the interest margin applicable to term loans, revolving loans and swing loans is, at the Borrowers’ option, either 2.50% for loans based on the Euro-Rate (as defined in the Credit Agreement) (or, in the case of swing loans, the Swing Rate (as defined in the Credit Agreement)) or 1.50% for loans based on the Base Rate (as defined in the Credit Agreement), with two 0.25% step-downs upon the achievement of certain leverage levels. The Amendment further amends certain provisions of the Credit Agreement related to restricted payments, the financial covenant following certain material acquisitions and the incremental facility, as described in the Amendment.

This description of the Amendment does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing disclosure in Item 1.01 hereof is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amendment No. 2, dated as of September 23, 2019, among Funko Acquisition Holdings, L.L.C., Funko Holdings LLC, Funko, LLC, Loungefly, LLC, Funko Games, LLC, PNC Bank, National Association, as administrative agent and collateral agent, and each other financial institution from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2019	FUNKO, INC.

	By:	/s/ Tracy D. Daw
Tracy D. Daw
Sr. Vice President, General Counsel and Secretary